UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012 (November 13, 2012)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	1-16725 (Commission File Number)	42-1520346 (IRS Employer Identification No.)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(Zip Code)

(515) 247-5111

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 16, 2012, Principal Financial Group, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of its 1.850% Senior Notes due 2017 (the “2017 Notes”), $300,000,000 aggregate principal amount of its 3.125% Senior Notes due 2023 (the “2023 Notes”) and $300,000,000 aggregate principal amount of its 4.350% Senior Notes due 2043 (the “2043 Notes” and, together with the 2017 Notes and the 2023 Notes, the “Notes”).  The Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, Principal Financial Services, Inc. (“PFSI”) and the Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Fifth Supplemental Indenture, dated as of November 16, 2012 (the “Fifth Supplemental Indenture”), with respect to the 2017 Notes, the Sixth Supplemental Indenture, dated as of November 16, 2012 (the “Sixth Supplemental Indenture”), with respect to the 2023 Notes, and the Seventh Supplemental Indenture, dated as of November 16, 2012 (the “Seventh Supplemental Indenture”), with respect to the 2043 Notes.  The 2017 Notes, the 2023 Notes and the 2043 Notes are fully and unconditionally guaranteed by PFSI pursuant to separate Guarantees, each dated as of November 16, 2012 (together, the “Guarantees”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement) (File Nos. 333-174438 and 333-174438-04) which became effective upon filing with the Securities and Exchange Commission on May 24, 2011.  The closing of the sale of the Notes occurred on November 16, 2012.  The Fifth Supplemental Indenture (including the form of the 2017 Notes), the Sixth Supplemental Indenture (including the form of the 2023 Notes), the Seventh Supplemental Indenture (including the form of the 2043 Notes), the Guarantee of PFSI with respect to the 2017 Notes, the Guarantee of PFSI with respect to the 2023 Notes and the Guarantee of PFSI with respect to the 2043 Notes are filed hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated by reference herein.

Item 8.01.  Other Events.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated November 13, 2012 (the “Underwriting Agreement”), among the Company, PFSI and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the underwriters named in Schedule I thereto.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the Guarantees is filed as Exhibit 5.1 hereto, and a copy of the opinion of Karen E. Shaff, Executive Vice President and General Counsel of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantees, is filed as Exhibit 5.2 hereto.

Item 9.01  Financial Statements and Exhibits

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated November 13, 2012, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the underwriters named in Schedule I thereto.

Exhibit 4.1

Fifth Supplemental Indenture (including the form of the 2017 Notes), dated as of November 16, 2012, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.2

Sixth Supplemental Indenture (including the form of the 2023 Notes), dated as of November 16, 2012, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.3

Seventh Supplemental Indenture (including the form of the 2043 Notes), dated as of November 16, 2012, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.4	Guarantee from Principal Financial Services, Inc. with respect to the 1.850% Senior Notes due 2017.

Exhibit 4.5	Guarantee from Principal Financial Services, Inc. with respect to the 3.125% Senior Notes due 2023.

Exhibit 4.6	Guarantee from Principal Financial Services, Inc. with respect to the 4.350% Senior Notes due 2043.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 5.2	Opinion of Karen E. Shaff, Executive Vice President and General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

Exhibit 23.2	Consent of Karen E. Shaff, Executive Vice President and General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Principal Financial Group, Inc.

	By:	/s/ Joyce N. Hoffman
	Name:	Joyce N. Hoffman
	Title:	Senior Vice President and Corporate Secretary

Date: November 16, 2012